The Hanover Insurance Group, Inc.
Chaucer: An Attractive
Opportunity to Advance Our Journey
April 20, 2011
To be used only in conjunction with the conference call to
be held at 9:00 a.m. ET on April 20, 2011
Not for release, publication or distribution, in whole or in part, directly or indirectly, in, into or from any jurisdiction where to do so would constitute a violation of the relevant laws or regulations of such jurisdiction.
Exhibit 99.2

Forward-Looking Statements; Non-GAAP
Financial Measures; and UK Responsibility Statement
2
Forward-Looking Statements/Non-Solicitation: This presentation (including the conference call which this presentation accompanies) relates to a proposed acquisition of
Chaucer Holdings PLC (“Chaucer”) by The Hanover Insurance Group, Inc. (“The Hanover” or “the company”).   The proposed acquisition is subject to a number of
conditions, including approval by resolution passed at a Court-convened meeting of Chaucer shareholders by a majority in number of shareholders representing 75% in value of shareholders present and voting either in person or by proxy at the meeting.  The proposed acquisition is also subject to receipt of certain anti-trust clearances and certain regulatory approvals and requires the sanction of the High Court in England.  There can be no assurances that the proposed acquisition will be consummated or if it is, that The Hanover will realize the potential benefits of such acquisition.
The proposed acquisition is to be effected by 440 Tessera Limited (“Tessera”), a wholly-owned subsidiary of The Hanover, in accordance with the UK Takeover Code and the terms and conduct of the proposed acquisition will be subject to the jurisdiction of the UK Takeover Panel.  The proposed acquisition will be recommended to Chaucer shareholders by the Board of Directors of Chaucer, although such recommendation may in certain circumstances be withdrawn. This presentation is not intended to and does not constitute, or form part of, the solicitation of votes or approvals in any jurisdiction.  This presentation summarizes certain information contained in the formal announcement relating to the proposed acquisition, and is qualified in its entirety by that announcement.
Certain statements in this presentation, including responses to questions after our prepared remarks, constitute forward-looking statements for purposes of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  These forward looking statements include statements about the likelihood of the acquisition being consummated, the expected benefits of such acquisition and comments regarding prior guidance of 2011 full-year expectations. In particular, statements about the future economic performance, finances, earnings, profitability, premium growth, strategic plans and prospects of The Hanover and Chaucer, both individually and on a consolidated basis, future expected accretion to earnings or to return on equity, consolidated premiums, the availability of products to The Hanover distribution channel, product- geographic- and account- based mix changes, estimates of first quarter catastrophe losses and segment income after tax per share, future financial strength and credit ratings (including anticipated actions of rating agencies in response to the proposed transaction), projections of combined ratios, loss ratios and expense ratios, the ability to raise future capital or debt to fund the proposed acquisition and the terms thereof, sufficiency and availability of capital and liquidity, future management and the ability to retain personnel at The Hanover and at Chaucer, reserve adequacy, the ability to increase the investment yield on the Chaucer investment portfolio, financial leverage ratios and the ability to decrease such leverage as a result of adding future earnings to our capital base, the expectation of less volatile underwriting results in a combined entity, the flexibility to more efficiently manage capital and the anticipation of ongoing regulatory approvals and licenses to conduct business, are all forward-looking statements.  In addition, use of the words “would”,  “believes,” “anticipates,” “expects,” “projections,” “outlook,” “should,” “could,” “hope”,
“plan,” “confident,” “guidance,” “on track to,” “promise,” “line of sight” and similar expressions is intended to identify forward-looking statements.
Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. Any forward-looking statements are based on The Hanover’s and Chaucer’s current plans, estimates, forecasts, projections and expectations.   The company
cautions investors that forward-looking statements are not guarantees of future performance, and actual results could differ materially. Investors are directed to consider the risks and uncertainties in our business and in Chaucer’s business that may affect future performance and that are discussed in readily available documents, including, with respect to The Hanover, the company’s Annual Report to Shareholders on Form 10-K and other documents filed by The Hanover with the Securities and Exchange
Commission(“SEC”), which are available at www.hanover.com
under “Investors”, and with respect to Chaucer, the documents available at www.chaucerplc.com under
“Investors” and the documents regarding Chaucer which are available for public inspection via the UK National Storage Mechanism.  Except where it is required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Risks and uncertainties relating to the proposed acquisition include risks that the parties will not obtain the requisite shareholder, court, regulatory and other approvals for the transaction or that other conditions to which the transaction is subject may not be satisfied, or that the parties will otherwise fail to consummate the transaction; The
Hanover is unable to obtain financing for the transaction or on the terms expected; the anticipated benefits of the transaction will not be realized; financial strength or debt credit rating services will reduce their outlooks or ratings for The Hanover or Chaucer; The Hanover will not be able to retain key personnel from Chaucer; the possibility of adverse catastrophe experience (including terrorism) and severe weather; the uncertainties in estimating man-made and natural catastrophe losses (including with respect to recent catastrophe losses in Australia, Chile, New Zealand and Japan which have affected Chaucer, and winter storm-related losses which have affected The Hanover);
(cont’d on next slide)

risks relating to the application and interpretation of insurance and reinsurance contracts, particularly with respect to a complex international event such as the unfolding problems at the Fukushima Dai-ichi nuclear power complex in Japan and the impact on Lloyd’s Syndicate 1176; risks relating to the collectability of reinsurance;  risks of operating internationally;  unknown liabilities at the company or Chaucer; significant transaction costs;  the uncertainties in estimating property and casualty losses and therefore the difficulty of ensuring adequacy of reserves for past periods, particularly with respect to longer-tail products, which are written by both The Hanover and
Chaucer,  and with respect to assumed reinsurance liabilities, such as are written by Chaucer;  the ability to increase or maintain certain property and casualty insurance rates (including with respect to UK motor business); the impact of new product introductions; adverse loss development; changes in frequency and loss trends; the ability to improve renewal rates and increase new property and casualty policy counts; underwriting capacity; adverse selection in underwriting activities; investment impairments;
heightened competition (including rate pressure); adverse and evolving state,  federal and, with respect to Chaucer or the proposed combined companies, foreign, legislation or regulation; adverse regulatory or litigation actions; exchange rate fluctuations which could affect the cost of the proposed purchase to The Hanover or the reported results of the proposed combined company, as measured in United States dollars; interest rate, credit market and other investment-related fluctuations; the impact on Chaucer of capital requirements under European Union Solvency II regulations; and general macro risks of the uncertain economic environment and various other factors.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made.
As a specialist Lloyd’s insurance group, Chaucer is subject to a number of specific risk factors and uncertainties, including without limitation: its reliance on insurance and reinsurance brokers and distribution channels to distribute and market its products; its exposure to currency risks and fluctuations as a significant proportion of Chaucer’s business is conducted in various currencies; its obligations to maintain funds at Lloyd’s to support its underwriting activities; its risk-based capital requirement being assessed periodically by Lloyd’s and being subject to variation; its reliance on ongoing approvals from Lloyd’s, the Financial Services Authority and other regulators to conduct its business; its obligations to contribute to the Lloyd’s New Central Fund and pay levies to Lloyd’s; its ongoing ability to benefit from the overall Lloyd’s credit rating; its ongoing ability to utilize Lloyd’s trading licenses in order to underwrite business outside the United Kingdom; its ongoing exposure to levies and charges in order to underwrite at
Lloyd’s; and the requirement for it to maintain deposits in the United States for US site risks it underwrites.
This presentation is provided for informational purposes only.  It does not constitute a solicitation or an offer to sell any debt or other securities of The Hanover or of Chaucer.
Non-GAAP Financial Measures: The discussion in this presentation regarding the proposed acquisition of Chaucer and of The Hanover’s financial performance or estimates include references to certain financial measures that are derived from generally accepted accounting principles, or GAAP, such as segment income after tax per share.
Segment income after tax per share is defined as income from continuing operations, excluding the after-tax impact of net realized investment gains (losses) and gains(losses) on the retirement of debt for a period divided by the average number of shares outstanding for that period. The definition of other financial measures and terms can be found in the Annual Report in Form 10-K on pages 77-79.
The Hanover believes that measures of segment income after tax per share and other metrics provide investors with valuable measures of the performance of the company’s ongoing business because they highlight income from continuing operations attributable to the core operations of the business.
Income from continuing operations (per share) is the most directly comparable GAAP measure for segment income after tax per share. Non-GAAP measures should not be construed as substitutes for income from continuing operations per share, net income or other GAAP measures. See company’s Form 8-K filed with the SEC on April 20,
2011 for a reconciliation of estimated segment income after tax per share to estimated income from continuing operations per share.
Information relating to Chaucer is derived from its publicly available information. Unless otherwise indicated, financial information regarding Chaucer is prepared in accordance with International Financial Reporting Standards (IFRS) as adopted by the European Union (EU). IFRS comprises standards issued by the International
Accounting Standards Board (IASB) and interpretations issued by International Financial Reporting Interpretations Committee (IFRIC).
Responsibility Statement Under United Kingdom Rules of the Takeover Panel: The Hanover Directors and the Tessera Directors (all of whose names will be set out in the
Scheme Circular filed under rules of the UK Takeover Panel) accept responsibility for the information contained in this announcement relating to Hanover, The Hanover
Group and themselves and their immediate families, related trusts and connected persons. To the best of the knowledge and belief of The Hanover Directors and the
Tessera Directors (who have taken all reasonable care to ensure that such is the case), such information for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.
Forward-Looking Statements; Non-GAAP
Financial Measures and UK Responsibility Statement

4
Chaucer: An Attractive Opportunity to
Advance Our Journey
• Acquisition of Chaucer is an important step forward in our journey to build a world-class property and casualty company
• Chaucer is an attractive acquisition opportunity which we regard as one of the best-run franchises at Lloyd’s:
– Strong, consistent track record of underwriting profitability
– Balanced business mix
– Significant market opportunities
– Highly-experienced management and underwriting team
• Strategic benefits of the Chaucer acquisition:
– Scale, geographic and earnings diversification; a broadened market position
– Enhanced product and underwriting capabilities which will further our stated specialty strategy
– Chaucer’s product suite will advance our partner agent strategy by strengthening our position with sophisticated retail distributors
• The Lloyd’s platform further supports our strategic objectives by providing international licenses, sophisticated non-admitted business and the ability to syndicate risk
• Attractive financial benefits:
• Expected to be accretive to earnings and ROE
• Diversification
• Strong balance sheet

Deep
Partnerships
with
Winning
Agents
World Class
Product and
Underwriting
Capability
Responsive
Service Delivery
via Cost –
Effective
Operating
Model
World Class World Class
Property and Casualty Property and Casualty
Company Company
World Class People
Strong Culture of Execution
Strong Financial Position
Our Goal Remains The Same – Creating
A World Class Property and Casualty Company
• More balanced product and geographic mix
– Targeting one-third Personal Lines, one-third
core Commercial Lines and one-third Specialty
business
• Profitable growth through property and
casualty pricing cycle
(target 11-13% enterprise ROE through cycle)
• Distinctive product mix delivered to winning
agents and brokers:
– Much more “specialty-oriented” product mix
– Focus on product innovation to give agents and
brokers direct access to most sophisticated
insurance offerings
– Preferred shelf space with winning agents and
brokers; those who are consolidating markets
Strategic and Financial Priorities:
5 5

Personal
Lines
66%
Specialty
3%
Commercial
Lines
31%
2010
Highest-ever book value per share (at December 31, 2010)
Industry-leading growth; ex-cat reported accident year loss ratios best in four years
Strong balance sheet
Significantly improved cost of capital
Dramatically improved product portfolio
More distinctive and diversified product offering
Significant specialty capabilities
Position with winning agents and brokers strong and growing significantly
Responsiveness and expertise aligned to improve agency economics
National footprint established
We Made Important Progress
on All Critical Strategic Levers
Hanover Business Mix Evolution 2010
6
2004
NWP: $3,048
NWP: $2,236
($NWP in millions)
Personal
Lines
48%
Specialty
19%
Niches
5%
Commercial
Lines
28%
Improved financial
strength
Enhanced Product Mix
And Distinctiveness
Built Strong
Position With Partners

Note: For information on sources of all information on this page and in the remainder of this presentation, please refer to Appendix.

The Hanover Insurance Group

($ in millions)

Chaucer
In-House
Turnkey
1084
1176
1301
4242

	1084	1176	1301	4242
Capacity[1]:	$1,295	$50	$173	$126
Chaucer Ownership:	84%	55%	0%	0%

Nuclear 2%
Liability[2] 11%
UK Motor 24%
Property 23%
Marine 19%
Energy 16%
Aviation 5%

2010 NPE: $925

• Specialist Lloyd’s based insurance company founded in 1922 and top ten managing agent at Lloyd’s
• Core strategy is founded upon:
– Underwriting excellence
– International growth through access to local markets
– Maintenance of capital strength
• Over $900 million in net premiums earned in 2010
• Writes business in all major insurance and reinsurance classes
• Leading provider of Lloyd’s “turn-key” solutions for new syndicate start-ups
• Headquartered in London, with operations in Whitstable (England), Copenhagen, Houston, Buenos Aires and Singapore
Note: Chaucer data here and further in the presentation is converted from GBP to USD at year end 2010 exchange rate of 1.57 unless noted otherwise.
1 Refers to 2011 year of account Lloyd’s stamp capacity. Equals gross premiums written less acquisition costs.
2 Liability includes all the specialist lines at Chaucer including E&O / Direct Casualty, A&H, Medical, Financial Institutions and International Treaty.
7
Chaucer: a Leading Specialist Lloyd’s
Insurance Group
Syndicate Structure
Business Overview
Business Mix

Dynamic Business
with Proven Underwriting Record
Established Operating Performance
Combined Ratio¹
• 5-year average combined ratio of 90.6%
• Solid underwriting results despite elevated
catastrophe activity in recent years
• 5-year average ROE of 15.8%
• Consistent track record of positive
reserve development
• Conservative investment portfolio
• Conservative financial leverage
Solid Balance Sheet
8
29.6%
29.8%
24.2%
32.7%
29.4%
55.4%
52.3%
66.6%
64.3%
68.2%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2006 2007 2008 2009 2010
Loss Ratio
Expense Ratio
85.0%
82.1%
90.8%
97.0%
97.6%

Chaucer’s Management Has Extensive
Underwriting Expertise
9
• Chaucer has a strong underwriting culture:
– Track record of strong underwriting results – 5-year average loss ratio of 61.3%
– Conservative approach to risk retention and limits
– Lead underwriter in attractive industry classes
– Turn-key solutions provider
• Senior underwriting team brings an average of 32 years industry experience and
15 years at Chaucer with recognized expertise in numerous business classes
• Robust risk management culture
• The Hanover intends to support and develop Chaucer’s longstanding leadership and proven underwriting team

10
Pro Forma
Chaucer²
1
Hanover specialty includes other commercial, including coverages such as program business, inland marine, bonds and professional liability .
2
Chaucer reinsurance includes property, marine and liability treaty.  Specialty includes property, liability, aviation, marine, energy and nuclear.
Chaucer Further Diversifies
Our Business Mix and…
($ in millions)
Hanover¹
Specialty
57%
UK
Motor
24%
Reinsurance
19%
US
Personal
Lines
52%
US
Commercial
26%
Specialty
18%
US
Personal
Lines
38%
US
Commercial
23%
Specialty
28%
UK Motor
6%
Reinsurance
5%
Niches 4%
2010 NEP: $2,841
2010 NEP: $925
2010 NEP: $3,766

2010 NPE
Geographic Mix²
2010 Total Assets¹
Hanover
Chaucer³
Pro Forma
1
Excludes purchase accounting adjustments.
2
Based on 2010 Net Earned Premium.
($ in millions)
…Provides Greater Geographic
Reach and Scale
US
100%
11
$2,841
$2,841
$925
Standalone Pro Forma
Hanover Chaucer
$3,766
$8,570
$8,570
$0
$3,674
Standalone Pro Forma
Hanover Chaucer
$12,244
Worldwide
38%
Europe
28%
Middle East, Africa
& Asia Pacific
11%
US
81%
Worldwide
9%
Europe
7%
Middle East,
Africa &
Asia Pacific
3%
US
23%

12
Additive Product  and Underwriting
Capabilities for Our Agents and Brokers
Business Class Examples
Energy
Full spectrum of smaller energy exposures covering upstream, midstream, downstream, services and renewables
Aviation
Property & liability in smaller private aviation / fleets and in aviation services
Ocean Marine
Hull and marine liability coverage for specialist craft with some potential in cargo
Other Marine Protection against trade credit losses and political violence
Specie Fine art, excess armored car, precious metal and vault risk

Reinsurance
37%
Property
22%
Casualty
20%
Marine
7%
Energy
6%
Motor
5%
Aviation
3%
2010 Lloyd’s Geography Mix
2010 Lloyd’s Business Mix
13
Strategic Benefits of Lloyd’s
• Lloyd’s is a large, highly-diversified and well-regarded
insurance marketplace
– Leading specialist insurance market: 52 managing agents, 85 syndicates and ~£23 billion of premium in 2010
– Strong presence to generate direct and syndicated business across a broadly diversified mix of global risks
• Attractive ratings from key agencies: A, A+ and A+ by
A.M. Best, S&P and Fitch, respectively
– Lloyd’s capital strength is broadly recognized by all buyers of insurance
• Syndication of risk throughout Lloyd’s market enables
capital efficient operating platform
– Lloyd’s “chain of security” – provides three layers of capital backing claims
– Lloyd’s governing bodies assess risks and capital of the overall market; large risks are commonly shared
– Exposure of any single Lloyd’s participant is expressly limited to assessed capital held within Lloyd’s
– Highly efficient capital model - individual syndicates may require less capital than standalone insurers due to the
mutuality of the Lloyd’s capital structure
US &
Canada
43%
Other Americas
7%
UK
20%
Europe
16%
Central & Asia
Pacific
10%
Others
4%

Attractive Financial Profile
• 100% cash consideration
• 56p per share, including the 2.7p per share dividend announced by Chaucer on March 7, 2011
• Total cash consideration of £313 million ($510 million)
1
Price and
Consideration
Key Multiples
Financing
(Combination
of Cash and
Debt)
Pro Forma
Impact
Anticipated
Steps / Timing
to Close
• Cash of $235 million, including $99 million of ordinary dividend from The Hanover Insurance Company
• Anticipated new senior unsecured debt of $250 million
• Transaction is expected to be approximately 10% accretive to The Hanover’s 2012 EPS and ROE
• Transaction expected to be consummated via a UK approved “Scheme of Arrangement”
• Transaction closing anticipated in the earlier part of the third quarter
• Transaction subject to regulatory and court approvals
• Transaction requires approval at a Chaucer shareholder meeting from a majority in number of shareholders who represent 75% of the Chaucer shares voted at the meeting, in person or by proxy
1 Assumes USD /GBP exchange rate of 1.63  on April 19, 2011.
2 Adjusted for Chaucer’s recently announced estimated catastrophe activity in press releases dated March 14, March 18, and April 18, 2011.
14
As of Year-End 2010
As Reported Adjusted for Catastrophes
Price to Tangible Book
Value Per Share (Net
Tangible Assets)
1.09x 1.26x

2

Conservative and Liquid
Investment Portfolio
15
Hanover Pro Forma Chaucer
($ in millions, as of December 31, 2010)
$5,376 $2,284 $7,660
Pro Forma Year-end 2010:
• Cash and equivalents provides significant liquidity cushion
• Fixed income portfolio represents 80% of total investments
– 94% investment grade
– Average rating of  AA-
– Weighted average duration of ~3.6 years
Corporate
43%
MBS /
CMBS
17%
Municipals
13%
Govt. /
Agency
7%
Equity and
Other
2%
Cash &
Equivalents
18%
Corporate
36%
MBS / CMBS
5%
Govt. / Agency 9%
Cash &
Equivalents
49%
Equity and Other 1%
Corporate
47%
MBS /
CMBS/
ABS
22%
Municipals
18%
Govt./
Agency
5%
Equity and Other
3%
Cash & Equivalents
5%

Robust Pro Forma Capitalization
• The consideration will be a mix of existing cash and new senior debt expected to be issued prior to closing
• We have obtained a financing commitment in the form of a bridge loan, which together with escrowed assets, meet UK Takeover Code requirements of “Funds Certain” at announcement
1
Pro forma for subordinated debt repurchase in February (see “Recent Developments” in 2010 Annual Report) and an additional committed drawdown of $37 million from the
FHLB by January 2012.
$ in millions
16
Hanover Chaucer Acquisition of Chaucer Hanover Pro Forma
Debt at Dec. 31, 2010
$594 $64 $658
New Senior Debt $250 $250
Total Debt $594 $64 $250 $908
Equity at Dec. 31, 2010 $2,458 $499 $(499) $2,458
Total Capitalization $3,052 $563 $(249) $3,366
Debt/Total Capital 19.5% 11.5% NM 27.0%
1
1

17
Strategically and Financially Attractive
Chaucer is an attractive acquisition opportunity, which we regard as one of the best-run franchises at Lloyd’s. It is expected to provide us with earnings diversification and give access to additional product capabilities
Acquisition of Chaucer is an important step forward in our journey to build a world-class property and casualty company, enhancing our product mix, advancing our specialty strategy and strengthening our position with our distinctive partner agents
The Lloyd’s platform is an ideal vehicle to achieve our strategic objectives through access to international licenses, sophisticated non-admitted business and a capital efficient operating model
The transaction is attractive financially given earnings and ROE accretion, diversification and the strengths of the combined balance sheet

18 APPENDIX

Data Sources
Slide # Graph title Source
6 Hanover Business Mix Evolution 2010 Hanover 2010 Annual Report, p. 6 and internal systems reporting
7 Syndicate Structure Chaucer 2010 Annual Report pgs. 23 and 118
Syndicate 1301 web site: http://www.broadgateinsurance.co.uk/about.htm
Syndicate 4242 web site: http://www.lloyds.com/Lloyds/Investor-Relations/Financial-performance/Syndicate-reports-and-accounts/2008/06/4242
7 Business Mix Chaucer 2010 Annual Report p. 11
8 Chaucer Combined Ratio Chaucer Annual Report 2010 p. 93-94; 2008 p. 101; 2006 p. 92
8 Chaucer ROE Chaucer 2010 Annual Report pgs 67, 70 and 96; 2008 pgs. 78, 80 and 104; 2006 pgs. 74, 76 and 99
8 Chaucer Reserve Release Development Chaucer 2010 Annual Report p. 26, 108, 2008 Annual Report p. 117, 2006  Annual Report p. 113
10 Hanover Business Mix
Chaucer Business Mix
Hanover 2010 Annual Report, p. 6
Chaucer 2010 Annual Report, pgs. 11 and 27
11 Hanover NPE
Chaucer NPE
Hanover 2010 Annual Report, p. 6
Chaucer 2010 Annual Report, p. 93
11 Hanover Total Assets
Chaucer Total Assets
Hanover 2010 Annual Report, p. 81
Chaucer 2010 Annual Report, p. 95
11 Chaucer Geographic Mix Chaucer 2010 Annual Report, p. 95
13 Lloyd’s Managing Agents and Syndicates
Lloyd’s 2010 Premium
Lloyd’s 2010 Annual Report , “Lloyd’s Vision” p. 7
Lloyd’s 2010 Annual Report  “Lloyd’s Vision” p. 3
13 Lloyd’s Business Mix Lloyd’s 2010 Annual Report, p. 3
13 Lloyd’s Geographic Mix Lloyd’s 2010 Annual Report, p. 2
15 Hanover Investment Portfolio Hanover 2010 Annual Report, p. 55
15 Chaucer Investment Portfolio Chaucer 2010 Annual Report, p. 31
16 Hanover  Debt
Hanover Equity
Hanover Total Capitalization
Hanover  Debt/Total Capital
Hanover 2010 Annual Report, p. 81
16 Chaucer Debt
Chaucer Equity
Chaucer Total Capitalization
Chaucer Debt/Total Capital
Chaucer 2010 Annual Report, p. 70
Chaucer 2010 Annual Report, p. 69
Chaucer 2010 Annual Report, p. 70